                             AGREEMENT

     AGREEMENT IS made this 5th day of March, 1998, between A.T. SUPPLY, INC, a corporation duly organized and existing under the laws of the State of Texas (hereinafter referred to as "Seller") and Mr. John Stephenson and Mr. Michael Godowns on behalf of AT2 Communications, Incorporated (hereinafter referred to as the "Buyers"), which in there respective positions may be referred to collectively hereinafter as the "parties."

     WHEREAS, the Seller is a corporation organized under the laws of the State of Texas, and

     WHEREAS, the Buyers and Seller desire that Buyer acquire the assets of the Seller; and

     WHEREAS, the Buyers have arranged to provide the necessary funds to acquire the assets of the Seller;

     IT IS THEREFORE AGREED:

                               ARTICLE I
                   TIME OF CLOSING OF THE AGREEMENT

     The Closing Date for the performance of the execution of this Agreement shall be the date this Agreement is executed by the parties. The Closing shall take place at a mutually acceptable location.

                               ARTICLE II
                TERMS OF PURCHASE OF THE ASSETS OF SELLER

     Upon the execution of this Agreement, the assets subject hereto shall be transferred to the Buyers by the Seller as follows:

     At the Closing of this AGREEMENT, Buyers shall acquire ownership of the assets of the Seller identified in Exhibit "A", attached to this agreement ("Assets").

     Buyers shall receive the unconditional right to utilize the name "A T SUPPLY, INC.". Attached to this AGREEMENT as Exhibit "B" is a Consent Agreement for the use of the name "A T SUPPLY, INC." and "ADVANTAGE TELCOM SUPPLY, INC." by Buyers. The Consent Agreement is an express representation upon which the Buyers rely.

     Buyers shall pay to Seller the sum of $374,836.36 ("Price").
The Price shall be paid at Closing as follows:	(1)  $374,836.36 to be
utilized to pay the debt owned by Seller to Teltronics, Inc.   In
addition, Buyers shall pay to Seller the amount of $0.00 as additional consideration for the purchase of the Assets as consideration for Sellers agreement to sell to Buyers the Assets of the Seller in lieu of a sale of the stock of the Seller.

     In addition to the payment of the Price, Buyers shall assume any and all liabilities, debts, obligations, and other contractual liabilities of the Seller, whether matured or un-matured, contingent or otherwise, including specifically but not exclusively the liabilities described in Exhibit "C" to this Agreement ("Liabilities").

     In satisfaction of Buyers obligations to Seller for the Liabilities, Buyers shall perform the obligation under the Assumption of Liabilities Agreement attached as Exhibit "D" to this Agreement including $984,710.19 payable in cash at closing to be applied to extinguish any and all liens and security interests of CIT Group/Credit Finance Corporation against the Assets that are the subject of this AGREEMENT.

     In consideration of the AGREEMENT of Seller to enter into a Covenant Not to Compete, the Buyers shall pay to Seller the total sum of $250,000.00 payable in the amount of $50,000.00 in cash at the time of the execution of this AGREEMENT by Buyers to Seller and in the balance payable by Buyers to Seller under the terms of a promissory in the form attached as Exhibit "E" to this Agreement ("Note").

     Seller expressly agrees to subordinate its lienholder interest under the Note payable by Buyer to Seller in favor of the lienholder interest of BROADWAY NATIONAL BANK, 1177 N.E. Loop 410, P.O. Box 17001, San Antonio, Texas 78217 under a Subordination Agreement in the form attached as Exhibit "F" to this Agreement.

                             ARTICLE III
              WARRANTIES, REPRESENTATIONS, AND COVENANTS
                       OF THE SELLER AND BUYERS

     Seller has provided to Buyers a true and correct copy of the financial statements of Seller prior to the date of this AGREEMENT.

     Seller warrants that all accounts receivable of the Company as reflected on its books of accounts as of the date of the Closing of this Agreement shall be assigned to Buyers.

     Seller hereby warrants that it shall execute and deliver to Buyers an Agreement Not to Compete contemporaneously with the execution of this AGREEMENT in the form attached as Exhibit "G" to this AGREEMENT.

     Seller warrants that the Seller is a company duly organized under the laws of the State of Texas and is in good standing at the time of the execution of this AGREEMENT.

     Further Seller warrants that it has the authority to enter into this AGREEMENT to sell the Assets of the Seller to the Buyers.

     Seller warrants that it has good title to the Assets transferred to Buyers pursuant to this AGREEMENT. Further, except as described in Exhibit "H" to this AGREEMENT, there are no encumbrances, contingent or otherwise, against the Assets to be transferred to the Buyers pursuant to this AGREEMENT.

                               ARTICLE IV
                  BUYERS REPRESENTATIONS AND WARRANTIES

Buyers represents and warrants to the Seller as follows:

1. Buyers is or will be a corporation duly organized and in good standing under the laws of the State of Texas.
2. Buyers has the corporate power to acquire the Assets and assume and discharge the Liabilities pursuant to this AGREEMENT and to perform the transactions agreed upon herein.
3. At the closing, Buyer has transferred, conveyed and assigned to Seller, all right, title and interest to twenty percent
       (20%) of the outstanding capital shares of the Seller free and clear of any claim, lien, pledge or restriction of any kind.

                               ARTICLE V
                             MISCELLANEOUS

     All notices, writings, offers, acceptances, refusals, payments, or agreements given or required to be given under this Agreement shall be made in writing and sent by registered or certified mail, return receipt requested, to the last known address of each. Any such notice or any other writings shall be deemed given and received upon the expiration of three days of such mailing with proper postage affixed.

     This Agreement shall be construed and enforced in accordance with the laws of the State of Texas.

     Any headings are inserted solely for the convenience of reference, and are not a part of this Agreement, and shall not affect its meaning, construction or affect.

     This Agreement revokes all previous agreements among the parties, oral or written, regarding the subject of this Agreement.

     This Agreement or any of its provisions may not be amended, changed or modified unless in writing by the party to be charged.

     This Agreement shall bind the undersigned parties and their respective heirs, executors, and assigns, but nothing herein shall be construed as an authorization to any member to assign his rights or obligations hereunder.

     IN WITNESS WHEREOF and in consideration of mutual promises contained herein, the parties have hereunto set their hands and seals this 5th day of March, 1998.


Dated:  March 5, 1998            /s/ Michael D. Godowns
                                 Michael Godowns for and on behalf
                                 of AT2 Communications, Incorporated

Dated:  March 5, 1998            /s/ John P. Stephenson
                                 John P. Stephenson for and on behalf
                                 of AT2 Communications, Incorporated


    	SUBSCRIBED AND SWORN TO BEFORE ME this 5th day of March, 1998, appeared Michael Godowns and John P. Stephenson who personally and freely executed the following Agreement on behalf of AT2 Communications, Incorporated.


                                 /s/ Diana L. Benetti
                                 Notary Public in the State of Texas

Dated:  March 6, 1998            /s/ Ewen R. Cameron
                                 Ewen R. Cameron, Chairman of
                                 A T Supply, Inc.


    	SUBSCRIBED AND SWORN TO BEFORE ME this 6th day of March, 1998, appeared Ewen R. Cameron, Chairman of A T Supply, Inc., who personally and freely executed the following Agreement.


                                  /s/ Susan D. Maslanka
                                  Notary Public in the State of Florida

                    			          EXHIBIT A

                                  ASSETS



1.   All assets of the Seller identified in the Pro Forma Balance
     Sheet dated January 31, 1998 prepared by Buyers except any and all funds in the CIT Cash Collateral Account.

2.   Rights to the name "Advantage Telcom Supply".

                             EXHIBIT B

                     CONSENT TO USE AF ASSUMED NAME


1. The assumed name under which the business or professional service is to be conducted or rendered is "AT SUPPLY, INC." and "Advantage Telcom Supply".

2. By affixing his hand and seal to this document, Ewen R. Cameron, as Chairman of AT SUPPLY, INC., shall irrevocably agree to this Consent to Use of Assumed Name. AT2 Communications, Incorporated shall have the right to use for all purposes the name "AT SUPPLY, INC." and "Advantage Telcom Supply".



Date:  March 6, 1998


Signature:   /s/ Ewen R. Cameron
             Ewen R. Cameron, Chairman of AT Supply, Inc.

                               EXHIBIT C

                          ASSUMED LIABILITIES


All debts, liabilities, taxes (including any sales or transfer taxes on the sale of the Assets), obligations under contracts, leases, agreements and commitments, and other obligations of every kind and character of the Seller as the same may exist at the Closing (whether accrued, absolute, contingent or otherwise, and whether due or to become due) or which may arise in the future based upon events or a state of facts existing at the Closing.